VALIC COMPANY I

Supplement to the Statutory Prospectus dated October 1, 2011

Global Social Awareness Fund

Effective March 30, 2012, in the Fund Summary, in the Investment Adviser section, and in the Management section under Investment Sub-Advisers — PineBridge Investments, LLC, information about the current co-portfolio manager Mikhail Samonov is deleted entirely.

Date: March 30, 2012

VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2011

Effective March 30, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to PineBridge Investments, LLC all reference to Mikhail Samonov is deleted.

Dated: March 30, 2012